UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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☐	Soliciting Material Pursuant to §240.14a-12

Chicago Mercantile Exchange Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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20 South Wacker Drive

Chicago, Illinois 60606

March 10, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. The meeting will be held at 4:00 p.m., Central Time, on Wednesday, April 26, 2006, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois.

This solicitation is being made on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. This letter and the accompanying proxy statement, proxy card and Annual Report are first being mailed to shareholders on or about March 15, 2006.

Your vote is very important. We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. We look forward to seeing you at the meeting.

Sincerely,

Terrence A. Duffy	Craig S. Donohue
Chairman of the Board	Chief Executive Officer

20 South Wacker Drive

Chicago, Illinois 60606

Notice of Annual Meeting of Shareholders

April 26, 2006

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held at 4:00 p.m., Central Time, on Wednesday, April 26, 2006, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, for the following purposes:

1. to elect seven directors that we refer to as “Equity Directors;”

2. to elect two Class B-1 directors and one Class B-2 director;

3. to elect five members of the Class B-1 Nominating Committee, five members of the Class B-2 Nominating Committee and five members of the Class B-3 Nominating Committee;

4. to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2006 fiscal year; and

5. to transact any other business that properly comes before the meeting.

You are entitled to notice of and to vote at the Annual Meeting if you were a shareholder of record of Chicago Mercantile Exchange Holdings Inc. Class A or Class B common stock at the close of business on Wednesday, March 1, 2006.

Your vote is important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote over the Internet, by telephone or by returning the enclosed proxy card. Specific instructions on how to vote can be found on the proxy card.

Our proxy tabulator, Computershare Investor Services, must receive any proxy that will not be delivered in person at the Annual Meeting by noon, Central Time, on Wednesday, April 26, 2006 in order for your vote to be counted. In addition, if you wish to vote by telephone or over the Internet, you may vote until 1:00 a.m. on Wednesday, April 26, 2006.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

March 10, 2006

Chicago, Illinois

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

Proxy Statement

GENERAL INFORMATION

When and where is the Annual Meeting?

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held on Wednesday, April 26, 2006, at 4:00 p.m., Central Time, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois. In this proxy statement, we refer to Chicago Mercantile Exchange Holdings Inc. as “CME Holdings” or the “Company” and to Chicago Mercantile Exchange Inc. as “CME.” In this proxy statement, the terms “we,” “us” and “our” refer to CME Holdings and its subsidiaries.

All holders of Class A and Class B common stock on March 1, 2006, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you will be asked to present valid picture identification, such as a driver’s license or passport, and, if you are not a shareholder of record, evidence from your broker that you are a shareholder and are eligible to attend the meeting, such as a letter or account statement from your broker or bank. Shareholders will not be allowed to use cameras, recording devices and other electronic devices at the meeting.

What proposals are we being asked to vote on?

Holders of all classes of Class A and Class B common stock of CME Holdings (voting together as a single class) are being asked to vote on the following:

•	the election of seven directors that we refer to as “Equity Directors;” and

•	the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2006 fiscal year.

In addition, holders of Class B-1 shares are being asked to vote on the election of two directors and holders of Class B-2 shares are being asked to vote on the election of one director. We refer to these directors as the “Class B directors.”

Finally, holders of Class B-1, Class B-2 and Class B-3 shares will vote on the election of five members of the Class B Nominating Committee for their respective class, each from a slate of ten candidates. We refer to these nominating committee members as the “Class B Nominating Committee members.”

Who is entitled to vote?

You may vote if you owned shares of Class A or Class B common stock of CME Holdings as of the close of business on March 1, 2006, the record date for the Annual Meeting. The number of shares outstanding of each of our classes of common stock as of February 17, 2006 was as follows:

Class	Shares Outstanding
Class A	34,595,042
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

The following table shows the number of votes to which each share is entitled to cast on the proposals on which shareholders will vote at the Annual Meeting:

PROPOSAL	CLASS A	CLASS B-1	CLASS B-2	CLASS B-3	CLASS B-4
Election of Equity Directors	1	1	1	1	1
Election of Class B Director(s)	N/A	1	1	N/A	N/A
Election of Class B Nominating Committee Members	N/A	1	1	1	N/A
Ratification of Ernst & Young LLP	1	1	1	1	1

Why is this proxy statement being sent to me?

We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On or about March 15, 2006, we began mailing these proxy materials to all of our holders of record of each class of Class A and Class B common stock, as of the close of business on March 1, 2006.

How do I vote?

You may vote by proxy or in person at the Annual Meeting. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. You may also cast your vote by telephone by calling the number on your proxy card or electronically over the Internet by going to the Web site designated on your proxy card. If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you must contact your broker or agent to obtain a broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for Equity Director and, if applicable, Class B directors or Class B Nominating Committee members and the ratification of our independent registered public accounting firm.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by returning the enclosed proxy card in the accompanying envelope or casting your vote by telephone or over the Internet. Voting by proxy will not affect your right to attend the meeting and vote your shares in person. You can save us the expense of a second mailing by voting promptly.

Our proxy tabulator, Computershare Investor Services, must receive any proxy that will not be delivered in person at the Annual Meeting by noon, Central Time, on Wednesday, April 26, 2006 in order for your vote to be counted. In addition, if you wish to vote by telephone or over the Internet, you may vote until 1:00 a.m., Central Time, on Wednesday, April 26, 2006.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the seven nominees for Equity Directors;

•	“ABSTAIN” from voting for Class B directors, if applicable;

•	“ABSTAIN” from voting for Class B Nominating Committee members, if applicable; and

•	“FOR” the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2006 fiscal year.

If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the Annual Meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

Yes, if you attend the Annual Meeting, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

•	You may sign and deliver another proxy with a later date;

•	You may vote by telephone or over the Internet at a later date;

•	You may submit a revocation at a later date; or

•	You may attend the meeting and vote in person.

Your most recent vote is the one that is counted. Simply attending the Annual Meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy. If you do not attend the Annual Meeting, your vote or revocation must be received by our proxy tabulator, Computershare Investor Services, by noon, Central Time, on April 26, 2006 to be effective. If you wish to vote by telephone or over the Internet, your vote must be made before 1:00 a.m. on Wednesday, April 26, 2006.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Computershare Investor Services, our transfer agent, will act as the inspectors of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Computershare to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspectors of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How many votes must be present to hold the Annual Meeting?

Your shares will be counted as present at the Annual Meeting if you attend the meeting and vote in person, if you properly return a proxy card or if you vote by telephone or over the Internet. In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on each proposal as of March 1, 2006, must be present. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” and “broker non-votes” are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item under the rules of the New York Stock Exchange (the “NYSE”) and The Nasdaq National Market, Inc. (the “NASDAQ”) and has not received instructions from the beneficial owner. To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the Annual Meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the Annual Meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are needed to approve the various proposals?

Each of the proposals presented at the Annual Meeting will be considered separately. Assuming that a quorum is present for the particular proposal, the following votes are required to approve each of the proposals:

•	Proposal 1: Election of Equity Directors: Seven Equity Director nominees receiving the highest number of “FOR” votes from all classes of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class will be elected.

•	Proposal 2: Election of Each Class B Director: Two Class B-1 nominees and one Class B-2 nominee receiving the highest number of “FOR” votes in his class from shareholders present or represented by proxy at the Annual Meeting will be elected as a Class B director for that class.

•	Proposal 3: Election of Each Class B Nominating Committee: Five nominees receiving the highest number of “FOR” votes in their class from shareholders present or represented by proxy at the Annual Meeting will be elected to the Class B Nominating Committee for that class.

•	Proposal 4: Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm: Must receive a “FOR” vote from the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

If you hold your Class A shares through a bank or broker, your broker is permitted to vote such shares on the election of the Equity Director nominees and the ratification of Ernst & Young LLP as our independent registered public accounting firm, even if the broker does not receive instructions from you.

PROPOSAL 1

Election of Equity Directors

Our certificate of incorporation provides that our Board of Directors be composed of 20 members. Our Board of Directors is divided into two classes, Class I and Class II, each of whose members serve for a staggered two-year term. At each Annual Meeting of Shareholders, the term of one class of directors expires, and the shareholders vote at that meeting to elect the directors nominated for that expiring class to hold office for a two-year term.

At this year’s Annual Meeting, ten Class I directors will be elected. Seven Equity Directors will be elected by all shareholders voting together as a single class. Additionally, as set forth in Proposal 2, the holders of Class B-1 shares will elect two directors and the holders of Class B-2 shares will elect one director. Each of the nominees presented in this proxy statement is currently a director. If elected, each director’s term will last until the 2008 Annual Meeting of Shareholders or until he or she is succeeded by another qualified director who has been elected or appointed by the Board.

Nominees for Equity Directors

(Class A and Class B Shares Voting Together)

Name and Age	For a Term Expiring	Background
Dennis H. Chookaszian, 62	2008	Mr. Chookaszian has served as a director of CME Holdings and CME since April 2004. From November 1999 until February 2001, Mr. Chookaszian served as Chairman and Chief Executive Officer of mPower, Inc., a financial advice provider focused on the management of 401(k) plans online. Mr. Chookaszian served as Chairman and Chief Executive Officer of CNA Insurance Companies (“CNA”) from September 1992 to February 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and Chief Operating Officer from 1990 to 1992 and Chief Financial Officer from 1975 to 1990. He served as chairman of the executive committee of CNA from 1999 to 2001. Mr. Chookaszian is a director of Sapient Corporation, Career Education Corporation and Insweb Corp. Mr. Chookaszian received certification as a public accountant in 1971.

Martin J. Gepsman, 53	2008	Mr. Gepsman has served as Secretary of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998, has served as a director of CME since 1994 and has been a member of our exchange for more than 20 years. Mr. Gepsman has also been an independent broker and trader since 1985.

Name and Age	For a Term Expiring	Background
Elizabeth Harrington, 63	2008	Ms. Harrington has served as a director of CME Holdings and CME since April 2004. Ms. Harrington has served as President and CEO of E. Harrington Global since October 2002. Previously, Ms. Harrington served as a partner with PricewaterhouseCoopers, LLP in its Global Strategy and China practices from 1995 until her retirement in 2002. She specialized in the consumer and industrial products sectors and the Asian market. Ms. Harrington previously served in senior executive positions responsible for global business expansion and marketing for Pillsbury and Quaker Oats. She also served as a partner at A.T. Kearney and Vice President of the J. Walter Thompson Company. She began her career at Proctor & Gamble. Ms. Harrington has 20 years of experience working in the Asian market and is an advisor to the government of the People’s Republic of China on modernizing several major industries, foreign investment and global development.

Leo Melamed, 73	2008	Mr. Melamed has served as director, Chairman Emeritus of CME Holdings’ board since its formation on August 2, 2001. Mr. Melamed has served as a director of CME for more than 30 years as both a voting and non-voting director and in 1997 was appointed as Chairman Emeritus and Senior Policy Advisor. He served as Senior Policy Advisor to CME’s Holdings’ board from its formation to November 2005 and to CME’s board from 1997 to November 2005. He served as director and Secretary of CME’s board from 1967 to 1969, Chairman from 1969 until 1972 and founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1976. Upon completion of the merger, Mr. Melamed became the first Chairman of the combined institution. Mr. Melamed served as Special Counsel to CME’s board from 1977 until 1991 and Chairman of our exchange’s Executive Committee from 1985 until 1991. He has been a member of our exchange for more than 45 years. From 1993 to 2001, he served as Chairman and Chief Executive Officer of Sakura Dellsher, Inc., a former clearing firm of our exchange, and he currently serves as Chairman and Chief Executive Officer of Melamed & Associates, a global consulting group. He is also a member of the Commodity Futures Trading Commission’s Technology Advisory Committee and a special advisor to the National Futures Association.

Alex J. Pollock, 63	2008	Mr. Pollock has served as a director of CME Holdings and CME since April 2004. Mr. Pollock has served as Resident Fellow of the American Enterprise Institute in Washington, D.C. since July 2004, and previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 through June 2004. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves as a director of Allied Capital Corporation and Great Lakes Higher Education Corporation.

Name and Age	For a Term Expiring	Background
Myron S. Scholes, 64	2008	Mr. Scholes has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He is Chairman of Oak Hill Platinum Partners and Managing Partner of Oak Hill Capital Management. Mr. Scholes is the Frank E. Buck Professor of Finance, Emeritus, at Stanford University’s Graduate School of Business and a 1997 Nobel Laureate in Economics. He was formerly a limited partner and principal of Long Term Capital Management from 1993 until 1998. Mr. Scholes is also a director of Dimensional Fund Advisors Mutual Funds, the American Century Mutual Funds and Intelligent Markets.

William R. Shepard, 59	2008	Mr. Shepard has served as Second Vice Chairman of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and has been a member of our exchange for more than 30 years. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

Your proxies will vote for each of the seven nominees for Equity Director set forth above unless you specifically withhold authority to vote for a particular nominee. We have no reason to believe that any of the nominees listed above will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, our Board may substitute another nominee upon the recommendation of our Nominating Committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SEVEN EQUITY DIRECTOR NOMINEES DESCRIBED ABOVE.

PROPOSAL 2

Election of Class B Directors

Nominees for Class B-1 Director

(Class B-1 Shares Only)

Name and Age	For a Term Expiring	Background
Bruce F. Johnson, 63	2008	Mr. Johnson has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998 and has been a member of our exchange for more than 30 years. He has been an independent trader since 2002. Mr. Johnson previously served as President, Director and part owner of Packers Trading Company, a former futures commission merchant and former clearing firm, from 1969 through December 2003.

Howard J. Siegel, 49	2008	Mr. Siegel has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000 and has been a member of our exchange for more than 25 years. Mr. Siegel has been an independent trader since 1977.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Director

(Class B-2 Shares Only)

Name and Age	For a Term Expiring	Background
Patrick B. Lynch, 40	2008	Mr. Lynch has served as Treasurer of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He has been a member of our exchange and an independent trader for more than 15 years.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2 DIRECTOR NOMINEE DESCRIBED ABOVE.

Members of Our Board Not Standing for Election This Year

Set forth below is information about our directors who are not standing for election at the Annual Meeting.

Name and Age	Term Expires	Background
Terrence A. Duffy, 47	2007	Mr. Duffy has served as Chairman of CME Holdings’ and CME’s boards since April 2002, has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1995 and has been a member of our exchange for more than 20 years. Mr. Duffy served as Vice Chairman of CME Holdings’ board from its formation on August 2, 2001 until April 2002 and of CME’s board from 1998 until April 2002. Mr. Duffy has served as President of T.D.A. Trading, Inc. since 1981. Mr. Duffy has also been appointed by President Bush to the Federal Retirement Thrift Investment Board, which appointment was confirmed by the U.S. Senate.

Craig S. Donohue, 44	2007	Mr. Donohue has served as a director of CME Holdings’ and CME’s boards since January 2004. Mr. Donohue has served as Chief Executive Officer since January 2004. Mr. Donohue served as Managing Director and Chief Administrative Officer, Office of the CEO, from October 2002 to December 2003. Mr. Donohue previously served as Managing Director and Chief Administrative Officer of CME Holdings from its formation on August 2, 2001 and of CME from April 2001, when his title was changed from Managing Director, Business Development and Corporate/Legal Affairs of CME, which he had held since March 2000. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997. Mr. Donohue serves as a member of the Commodity Futures Trading Commission’s Global Market Advisory Committee. He also serves as Vice Chairman of the National Council on Economic Education and as a member of the boards of directors of the Executives Club of Chicago and the Chicagoland Chamber of Commerce.

Daniel R. Glickman, 61	2007	Mr. Glickman has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2001. Since September 2004, Mr. Glickman has served as President, Chairman and Chief Executive Officer of the Motion Picture Association of America, Inc. Until September 2004, Mr. Glickman served as a Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, where he was a partner from February 2001 to June 2002. Mr. Glickman served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from August 2002 through August 2004. Mr. Glickman also previously served as U.S. Secretary of Agriculture from March 1995 through January 2001 and as a member of the U.S. Congress, representing a district in Kansas, from January 1977 through January 1995. Mr. Glickman is a director of The Hain Celestial Group, Inc. and America’s Second Harvest.

Name and Age	Term Expires	Background
Gary M. Katler, 59	2007	Mr. Katler has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1993 and has been a member of our exchange for more than 15 years. He is currently Vice President of O’Connor & Company L.L.C., one of our clearing firms. Previously, Mr. Katler was Head of the Professional Trading Group of Fimat USA from November 2000 to April 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc.

William P. Miller II, 50	2007	Mr. Miller has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Miller serves as the Senior Investment Officer, Fund Management for the Ohio Public Employees Retirement System. Mr. Miller served as Senior Risk Manager at Abu Dhabi Investment Authority from April 2003 to September 2005. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation, from June 2002 to April 2003. From September 1996 through May 2002, he served as Senior Vice President and Independent Risk Oversight Officer for Commonfund Group, an investment management firm for educational institutions. Mr. Miller previously served as Director, Trading Operations and Asset Mix Management with General Motors Investment Management Corp. He previously served as a director of CME from 1999 through April 2002. Mr. Miller also serves as a director of American Axle and Manufacturing, as director and chairman of the audit committee of the BTOP50 Index Fund and as a director of the Dubai International Financial Exchange. Mr. Miller is also a member of Financial Accounting Standards Board’s User Advisory Council and serves as the chairman of the executive committee, End-Users of Derivatives Council for the Association of Financial Professionals. Mr. Miller is a member of the Investor Risk Steering Committee for the International Association of Financial Engineers and serves on the Kent State University Masters of Science Program in Financial Engineering Board. Mr. Miller is also a chartered financial analyst and a member of the Association of Investment Management and Research.

James E. Oliff, 57	2007	Mr. Oliff has served as Vice Chairman of CME Holdings’ and CME’s boards since April 2002, as a director of CME since 1994 and has been a member of our exchange for more than 25 years. Mr. Oliff served as Second Vice Chairman of CME Holdings’ board from its formation on August 2, 2001 until April 2002 and of CME’s board from 1998 until April 2002. He previously served on CME’s board from 1982 to 1992. Mr. Oliff served as President and Chief Executive Officer of FFast Trade U.S., LLC from December 2001 to February 2005, as Chairman and CEO of FFastFill Inc., an organization that provides trading and risk management software solutions, from June 2003 to February 2005 and as its Chief

Name and Age	Term Expires	Background
		Operating Officer from December 2001 to June 2003. Mr. Oliff also served as Executive Director of International Futures and Options Associates from 1996 to July 2005 and as President of LST Commodities, LLC, an introducing broker, from 1999 until January 2002. Mr. Oliff has served as President of FILO Corp., a floor brokerage business, since 1982. Mr. Oliff currently serves on the Advisory Board for the Masters of Science Program in Financial Engineering at Kent State University and as Deputy Chairman of FFastFill, plc.

William G. Salatich, Jr., 54	2007	Mr. Salatich has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and
		has been a member of our exchange for more than 30 years. Mr. Salatich has been an independent broker and trader since 1975.

John F. Sandner, 64	2007	Mr. Sandner has served as a director of CME Holdings’ board since its formation on August 2, 2001. Mr. Sandner has been a member of CME’s board since 1978 and a member of our exchange for more than 30 years. He also served as Special Policy Advisor to CME Holdings’ board from August 2001 to October 2005 and to CME’s board from January 1998 to October 2005. Previously, he served as Chairman of CME’s board for 13 years. Mr. Sandner has served as Chairman of E*Trade Futures, LLC since July 2003. Mr. Sandner also previously served as President and Chief Executive Officer of RB&H Financial Services, L.P., a futures commission merchant and one of our clearing firms, from 1985 to November 2003. RB&H Financial Services, L.P. is now a division of Man Financial Inc., one of our clearing firms. Mr. Sandner currently serves on the board of directors of Click Commerce, Inc. and as a member of that company’s audit committee.

Terry L. Savage, 61	2007	Ms. Savage has served as a director of CME Holdings and CME since April 2003. Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs, and networks, including CNN, NBC and PBS. She was a member of our exchange from 1975 to 1980.

David J. Wescott, 48	2007	Mr. Wescott has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Wescott has been a member of our exchange for more than 20 years. He previously served as a director of CME from 1989 through 1996 and has served as President of The Wescott Group Ltd., one of our clearing firms, since 1991.

MEETINGS OF OUR BOARD AND BOARD COMMITTEES

Our Board held ten meetings during 2005. The Board of Directors has eight Board committees: Audit, Board Steering, Compensation, Executive, Governance, Market Regulation Oversight, Marketing and Public Relations Advisory and Nominating. In addition to meetings of the full Board, directors also attended meetings of Board committees on which they serve. Each director attended at least 75% of the Board meetings and meetings of the Board committees of which he or she was a member during the 2005 fiscal year. Set forth below is a brief summary of each Board committee, its members and the number of meetings it held during 2005.

Name of Committee and Members		Committee Functions	Number of Meetings During 2005

Audit
Dennis H. Chookaszian, Chairman Patrick B. Lynch	William P. Miller II Terry L. Savage	• Appoints our independent registered public accounting firm.	13

		• Reviews the quarterly and annual financial statements and audit results and reports, including management comments and recommendations.

		• Reviews the results and scope of audits and other services provided by our independent registered public accounting firm.

		• Reviews accounting and internal control procedures and policies.

		• Reviews risk exposure of actual and threatened litigation.

		• Reviews significant accounting policies, estimates, audit adjustments and other matters as required.

		• Reviews the audit efforts of our independent registered public accounting firm and Internal Audit Department.

		• Reviews and approves any audit and non-audit services to be provided by our independent registered public accounting firm in accordance with our Audit and Non-Audit Services Policy.

		• Reviews complaints regarding accounting, internal controls or auditing matters.

Audit Committee Financial Experts

The Board has determined that Messrs. Chookaszian and Miller qualify as audit committee financial experts in accordance with the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and are independent in accordance with the requirements of the SEC, the NYSE and the NASDAQ. The Board’s conclusion that Mr. Chookaszian has each of the attributes of an audit committee financial expert is based on Mr. Chookaszian’s service as Chief Financial Officer of CNA, through his supervision of the Chief Financial Officer when he was Chief Executive Officer of CNA, and through his service as a public accountant. Mr. Chookaszian has been a member of our Audit Committee since May 2004. The Board’s conclusion that Mr. Miller has each of the attributes of an audit committee financial expert is primarily based upon Mr. Miller’s extensive background and experience in preparing and analyzing financial statements. Mr. Miller has been responsible for preparing and modeling financial statements in accordance with generally accepted accounting principles, which required him to develop and assess financial estimates, accruals and reserves. Mr. Miller was also responsible for the establishment, staffing and management of the internal audit function at Commonfund Group. Mr. Miller served on the audit committee of the New York Futures Exchange, a division of the NYSE, for approximately six years and has been a member of our Audit Committee since April 2003.

Name of Committee and Members		Committee Functions	Number of Meetings During 2005

Board Steering
Leo Melamed, Chairman William R. Shepard, Vice Chairman Craig S. Donohue Terrence A. Duffy Martin J. Gepsman	Patrick B. Lynch James E. Oliff John F. Sandner Howard J. Siegel	• Reviews management recommendations regarding strategic, business, legislative and regulatory policy determinations. • Reviews and makes recommendations to the Board regarding goals and priorities for our Management Team.	28

Compensation
Alex J. Pollock, Chairman Martin J. Gepsman Daniel R. Glickman	Elizabeth Harrington William R. Shepard	• Reviews and approves the compensation for the Chief Executive Officer and the President and Chief Operating Officer. • Determines employee compensation policy, oversees the design and administration of our incentive compensation and employee benefit plans and monitors performance against previously established objectives. • Recommends compensation arrangements for members of the Board.	11

Executive
Terrence A. Duffy, Chairman Craig S. Donohue Martin J. Gepsman Daniel R. Glickman Gary M. Katler	Patrick B. Lynch Leo Melamed James E. Oliff John F. Sandner William R. Shepard	• Exercises the authority of the Board when the Board is not in session, except in cases where action of the entire Board is required by our charter, bylaws or applicable law.	10

Name of Committee and Members		Committee Functions	Number of Meetings During 2005

Governance
Daniel R. Glickman, Chairman Dennis H. Chookaszian James E. Oliff	Alex J. Pollock Myron S. Scholes	• Develops and recommends to the Board corporate governance principles. • Oversees policies, practices and procedures in the area of corporate governance.	6

Market Regulation Oversight
William P. Miller II, Chairman Alex J. Pollock	Terry L. Savage Myron S. Scholes	• Provides independent oversight of the policies and programs of our Market Regulation Department to ensure effective administration of the exchange’s self-regulatory responsibilities.	4

Marketing and Public Relations Advisory
William G. Salatich, Jr., Chairman Craig S. Donohue Elizabeth Harrington	Gary M. Katler John F. Sandner Terry L. Savage	• Reviews and provides advice regarding marketing, branding, advertising and corporate communications policies and programs.	3
Nominating
James E. Oliff, Chairman Daniel R. Glickman	William G. Salatich, Jr.	• Reviews qualifications of potential candidates for Equity Director. • Recommends to the Board the Equity Director nominees for election by the shareholders or appointment by the Board, as the case may be.	8

CORPORATE GOVERNANCE

We have a long-standing commitment to good corporate governance practices. These practices provide an important framework within which the Board and management can pursue our strategic objectives and ensure long-term vitality for the benefit of our shareholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance materials, including our Corporate Governance Principles, Director Independence and Conflict of Interest Policy, Board of Directors Code of Ethics, Categorical Independence Standards, Employee Code of Conduct and the charters for all our Board committees, may be found on our Web site www.cme.com in the “Investor Relations—Corporate Governance” section. Copies of these materials are also available free of charge to shareholders upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. The Board regularly reviews corporate governance developments and modifies its corporate governance documents, including its Corporate Governance Principles and committee charters, as warranted. Any modifications are reflected on our Web site. Information made available on our Web site does not constitute a part of this document.

Director Independence

The experience and diversity of our directors has been, and continues to be, critical to our success. Our Corporate Governance Principles require that the Board be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must affirmatively determine that a director has no direct or indirect material relationship with the Company. The Board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist the Board in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of the NYSE and the NASDAQ. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The Board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. In February 2006, the Board of Directors undertook its annual review of direct and indirect relationships between our directors, their immediate family members and the Company, including those reported under “Certain Business Relationships.” The purpose of this review was to determine whether any of our directors should not be classified as independent under the applicable listing standards. Twelve of our directors are members of our exchange, which provides them with access to our open outcry trading floors, lower trading fees and the ability to elect six of our directors and to vote on certain matters relating to the operation of our trading floors. These directors may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on the exchange. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of the NYSE and the NASDAQ, the Board reviewed the directors’ trading activities and relationships with the exchange. The Board noted that all payments were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and were not in excess of the applicable payment thresholds.

As a result of this review, the Board determined that, except as described below, each of its directors is independent. Mr. Donohue, our Chief Executive Officer, was not classified as independent due to his employment with the Company. The Board also determined that Messrs. Duffy, Melamed and Sandner should not be classified as independent due to their contractual relationships with the Company described below in the section entitled “Directors’ Compensation and Benefits.”

Executive Sessions

Our Corporate Governance Principles require the Board to meet in executive session at least once every quarter without management or any employee director present. The Chairman of the Board presides over these sessions. The Principles also require our independent directors to meet at least twice a year in an executive session. A Vice Chairman presides over these sessions.

Annual Assessment of Board and Committee Performance

As provided in our Corporate Governance Principles, the Board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the Governance Committee through an annual Board self-evaluation survey. In addition, the Audit, Compensation, Governance, Market Regulation Oversight and Nominating Committees each conduct an annual self-assessment.

Information Regarding Our Process for Identifying Equity Director Nominees

Our Board seeks directors from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In selecting candidates, the Board endeavors to find individuals of high integrity who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders. Candidates are selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives. The Nominating Committee, comprised entirely of directors who are independent under NYSE and NASDAQ listing standards, reviews the qualifications and backgrounds of potential directors and recommends to the Board the slate of Equity Director nominees to be nominated for election at the Annual Meeting of Shareholders. In evaluating potential director nominees, the Nominating Committee will take into consideration, among other factors, whether the nominee:

•	has the highest professional and personal ethics and values;

•	is independent of management under our Categorical Independence Standards;

•	has the relevant expertise and experience required to offer advice and guidance to our Chief Executive Officer;

•	meets the industry diversity of interest composition requirements set forth in our bylaws;

•	has the ability to make independent analytical inquiries;

•	has sufficient time to carry out his or her duties and responsibilities;

•	is committed to enhancing shareholder value;

•	would be considered an audit committee financial expert or financially literate, as such terms are defined in applicable rules, regulations and listing standards; and

•	has an understanding of our business, products, market dynamics and customer base.

The Nominating Committee solicits candidates from its current directors and, if deemed appropriate, retains, for a fee, recruiting professionals to identify and evaluate candidates. The Nominating Committee also considers Equity Director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the Nominating Committee, in care of Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the Nominating Committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our Nominating Committee’s charter is available on our Web site.

Contacting the Board of Directors

If you would like to contact the Company’s Board of Directors, including a committee of the Board or the independent directors as a group, you may send an e-mail to directors@cme.com. You may also communicate with the members of the Board by mail addressed to an individual member of the Board, the full Board, a particular committee or the independent directors as a group in care of the Office of the Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

All communications received will be compiled by the Office of the Secretary and submitted to the Governance Committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cme.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the Governance Committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of the exchange or transactions by a clearing firm or a member of the exchange (an “ordinary business matter”). Any director may review any such communication or response thereto.

Reporting Concerns to the Audit Committee

We also maintain a toll-free telephone number (877.338.4545) and secure Web site (www.ethicspoint.com) monitored by an independent, third party for receiving complaints regarding accounting, internal control over financial reporting or auditing matters. Concerns relating to our accounting, internal control over financial reporting or auditing matters are automatically referred to the Chairman of the Audit Committee and will be handled in accordance with the procedures adopted by the Audit Committee. A copy of these procedures is available on our Web site.

Attendance at Annual Meetings

We strongly encourage, but do not require, our directors to attend the Annual Meeting. Last year, 19 of our 20 current directors attended the Annual Meeting of Shareholders.

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing management. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified directors. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload and opportunity costs. In addition, to satisfy our responsibilities as a self-regulatory organization, we have established a number of functional committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of Board participation and responsibilities, including service on Board committees and functional committees.

Fees and Benefit Plans for Non-Executive Directors

The Compensation Committee is responsible for reviewing and recommending to the Board the compensation for our non-executive directors. Only non-executive directors receive compensation for their service as a director.

In April 2005, our shareholders approved the 2005 Director Stock Plan. Consequently, in May 2005, we reduced the annual cash stipend for our non-executive directors to $17,500 and issued 100 shares of our Class A common stock to each non-executive director. These directors also have the option to elect to receive some or the entire cash portion of their annual cash stipend in shares of stock valued at the closing price on the effective date of the election (up to a maximum of $17,500). If a director who elects to receive additional stock leaves the Board prior to the next Annual Meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash. Fees received by each director for attendance at Board committee and functional committee meetings are subject to an overall cap of $100,000 per year.

The following table shows compensation for our non-executive directors in 2005:

Annual Stipends
Annual cash stipend	$17,500
Annual cash stipend for Chairman(1)	$932,500
Annual retainer for Chairs of Audit, Compensation, Governance and Market Regulation Oversight	$20,000
Annual equity stipend(2)	100 shares

Meeting Fees
Board meeting fee(3)	$1,500
Board committee meeting fee(4)	$1,000
Additional meeting fee for serving as Chair of Audit, Compensation, Governance and Market Regulation Oversight(4)	$1,000
Functional committee meeting fee(5)	$1,000

(1)	The Chairman does not receive any additional compensation for attending Board or committee meetings.
(2)	The closing price of our Class A common stock on May 25, 2005, the date of grant, was $210.60.
(3)	Aggregate Board meetings fees in 2005 were $264,000.
(4)	Aggregate Board committee meeting fees in 2005 were $496,000, including the additional fees for serving as Chair of the Audit, Compensation, Governance and Market Regulation Oversight Committees.
(5)	As an exchange, our Board of Directors has also established a number of functional committees, including arbitration, business conduct, membership, probable cause, pit supervision and trading floor operations, which are essential to our effective functioning as a self-regulatory organization. The duties of these functional committees are to conduct investigations and hearings and advise and assist the Board with respect to matters related to CME’s self-regulatory responsibilities. Certain members of our Board devote a substantial amount of time to the activities of the functional committees. Aggregate functional committee meeting fees paid to our non-executive board members in 2005 were $289,000.

Non-executive directors may defer all or a portion of their annual cash stipend and meeting fees under CME Holdings’ Directors’ Deferred Compensation Plan into one or more investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation.

We do not provide any pension, medical benefit or other benefit programs to our non-executive directors.

Messrs. Melamed and Sandner, two of our non-executive directors, previously served as Senior and Special Policy Advisors, respectively, to the Board. For their services as director and Advisor they received an annual cash stipend of $200,000. On the effective date of the consulting agreements described below, Messrs. Melamed and Sander no longer served as Advisors to the Board. Thereafter, Messrs. Melamed and Sander were compensated for their service as a director on the same terms as our other non-executive directors.

Expenses

Our directors are reimbursed for travel and entertainment expenses incurred in connection with the performance of their duties as members of our Board of Directors, including participation in director education programs or other educational meetings. We pay for parking and cellular phone service for certain of our directors. In addition, we reimburse our directors for travel expenses incurred in connection with their service as a director (including reasonable travel expenses of family members if they are specifically invited to attend the event for an appropriate business purpose by the Chairman). Our policy is not to permit any personal use of Company chartered aircraft. We also provide our Chairman with the use of an office at the Company, as well as secretarial support. Mr. Melamed, pursuant to his consulting arrangement, is also entitled to reimbursement of up to $150,000 annually for non-travel expenses, including office and secretarial expenses.

Charitable and Civic Contributions

Some of our directors have affiliations with organizations that have received donations from us or from the CME Foundation. The CME Foundation is a charitable organization which seeks to provide support to children in need, education and health and human services, and also provides disaster relief. In 2005, no aggregate donations to any of one of these organizations exceeded $35,000. We also pay for memberships for certain of our directors at business and other civic organizations.

Contractual Relationships with Certain Non-Executive Directors

Terrence A. Duffy. On January 31, 2005, in recognition of the duties and responsibilities undertaken by our non-executive Chairman and the full time commitment to the Company required of the role at the expense of other professional opportunities, the Compensation Committee recommended and the Board approved a retention payment to the Chairman in an amount equal to his annual compensation. The amount shall become payable if at the end of his current term as Chairman in April 2006 or thereafter, Mr. Duffy is not nominated for reelection to the Board or is not reelected to the position of Chairman by the members of the Board notwithstanding Mr. Duffy’s ability and willingness to continue his service. Under such circumstances, Mr. Duffy is required to assist with the transition of responsibilities to the new Chairman. Mr. Duffy shall not be entitled to receive the retention payment if he is removed as Chairman or not reelected because of his breach of fiduciary duty to the shareholders or because of his willful failure to fulfill his duties and obligations as Chairman as determined by a majority of our independent, non-industry directors.

Leo Melamed. On January 31, 2005, the Compensation Committee recommended and the Board approved a retirement agreement with Mr. Melamed. Under the terms of the agreement, upon his retirement from the Board, Mr. Melamed will provide us with consulting services relating to the financial services industry and related matters within Mr. Melamed’s areas of expertise. The agreement has an initial term of five years with automatic one year renewals unless and until terminated by either party upon no less than 90 days notice prior to the end of the current term. For his services, Mr. Melamed will receive during the term of the agreement $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred as a result of the agreement. We will also provide office and secretarial support during the term of the agreement. In addition, without our prior written consent, Mr. Melamed may not render services to any competitor or otherwise compete with us during the term of the agreement and for one year thereafter.

On November 14, 2005, we entered into a consulting agreement with Mr. Melamed for the period he serves as director of the Company with terms substantially the same as the previously described retirement agreement. For these services, Mr. Melamed will receive $300,000 per annum plus all reasonable and necessary out-of-pocket travel and other expenses incurred in connection with the consulting services and up to $150,000 annually for non-travel expenses, including office and secretarial expenses. Under the agreement, Mr. Melamed may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter.

John F. Sandner. On October 10, 2005, we entered into a consulting agreement with Mr. Sandner. Under the terms of the consulting agreement, Mr. Sandner will provide us with consulting services relating to the financial services industry and related matters within Mr. Sandner’s areas of expertise during the period Mr. Sandner serves as a director of the Company. For his consulting services, Mr. Sandner will receive $200,000 per annum plus all reasonable and necessary out-of pocket travel and other expenses incurred in connection with the consulting services. Under the agreement, Mr. Sandner may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter.

EXECUTIVE OFFICERS

The following table sets forth information with respect to our executive officers. Each of the executive officers holds the same position with respect to the operations of both CME and CME Holdings.

Name and Age	Position	Background
Craig S. Donohue, 44	Chief Executive Officer	Mr. Donohue has served as a director of CME Holdings’ and CME’s boards since January 2004.
Mr. Donohue has served as Chief Executive Officer since January 2004. Mr. Donohue served as Managing Director and Chief Administrative Officer, Office of the CEO, from October 2002 to December 2003. Mr. Donohue has served as Managing Director and Chief Administrative Officer of CME Holdings from its formation on August 2, 2001 and of CME from April 2001, when his title was changed from Managing Director, Business Development and Corporate/Legal Affairs of CME, which he had held since March 2000. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997. Mr. Donohue serves as a member of the Commodity Futures Trading Commission’s Global Market Advisory Committee. He also serves as Vice Chairman of the National Council on Economic Education and as a member of the boards of directors of the Executives Club of Chicago and the Chicagoland Chamber of Commerce.

Phupinder S. Gill, 45	President and Chief Operating Officer	Mr. Gill has served as President and Chief Operating Officer since January 2004. Mr. Gill served as Managing Director and President of CME’s Clearing House Division and GFX from August 2001 to December 2003 and of CME from March 2000 to December 2003. Mr. Gill has served as President of CME’s Clearing House Division from July 1998 to March 2000, Senior Vice President of the Clearing House Division from May 1997 to July 1998 and Vice President from May 1994 to May 1997. Mr. Gill has held numerous other positions with us since 1988.

Mazen A. Chadid, 46	Managing Director, Operations	Mr. Chadid has served as Managing Director, Operations since May 2004. He previously served as Managing Director, Trading Operations from March 2000 to May 2004 and Senior Vice President of Trading Operations from May 1998 to March 2000 and Vice President of Trading Floor Operations from December 1995 to May 1998. Mr. Chadid, who joined us in 1985, oversees the trading floor operations, the CME Globex Control Center, facilities administration, security and telecommunications functions.

Name and Age	Position	Background
Kathleen M. Cronin, 42	Managing Director, General Counsel and Corporate Secretary	Ms. Cronin has served as Managing Director, General Counsel and Corporate Secretary since August 2003. She previously served as our Director, Corporate Secretary and Acting General Counsel from November 2002 to August 2003. Prior to joining us, Ms. Cronin was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from April 1997 to November 2002 and served as Chief Counsel, Corporate Finance, for Sara Lee Corporation from August 1995 to March 1997.

John P. Davidson III, 50	Managing Director, Chief Corporate Development Officer	Mr. Davidson has served as Managing Director and Chief Corporate Development Officer since February 2006. He previously held a variety of leadership roles with Morgan Stanley & Co., Incorporated since December 1993, most recently as Managing Director and Operations Officer for the firm’s Global Operations and Services Division, a position he assumed in April 2005. Previously, Mr. Davidson served in a variety of leadership roles at CME after originally joining the Company in August 1983, both in trading operations and in the CME Clearing House. Prior to 1983, he held derivatives management roles at Merrill Lynch Futures, Inc.

Eileen Beth Keeve, 52	Managing Director, Organizational Development	Ms. Keeve has served as Managing Director, Organizational Development since November 2002. She previously served as our Director, Human Resources from March 2000 to November 2002 and as our Vice President of Human Resources from July 1994 to March 2000. Ms. Keeve joined us after having served as the Director of Compensation and Benefits of Inland Steel Industries for seven years, as well as in leadership roles within Midas International and Continental Bank.

James R. Krause, 57	Managing Director and Chief Information Officer	Mr. Krause has served as Managing Director and Chief Information Officer since May 2004. Previously, Mr. Krause served as Managing Director, Operations and Enterprise Computing of CME Holdings since its formation on August 2, 2001 and of CME since April 2001 and as Managing Director, Enterprise Computing from March 2000 to April 2001. Prior to that, he served as Senior Vice President, Enterprise Computing from January 1999 to March 2000, Senior Vice President, Systems Development from May 1998 to January 1999 and Vice President, Systems Development from August 1990 to May 1998.

James E. Parisi, 41	Managing Director and Chief Financial Officer	Mr. Parisi has served as Managing Director and Chief Financial Officer since November 2004. He previously served as Managing Director and Treasurer from February 2004 to November 2004, as Director and Treasurer from June 2000 to February 2004, as

Name and Age	Position	Background
Director, Planning and Finance from March 2000 to June 2000, and as Vice President, Planning & Finance from November 1998 to March 2000. He joined us in 1988.

Richard H. Redding, 44	Managing Director, Products & Services	Mr. Redding has served as Managing Director, Products & Services since March 2004. He held this position on an interim basis since January 2004 and, prior to that appointment, served as head of our equity product line for ten years. Mr. Redding joined us in 1988 and, since that time, has held positions of increasing responsibility in our market surveillance and product research and marketing functions. Before joining us, he held financial analyst positions at U.S. Medical Equipment from 1983 to 1985 and First Republic Bank from 1986 to 1988, both in Houston, Texas.

John Roberts, 54	Managing Director and Chief Marketing Officer	Mr. Roberts has served as Managing Director and Chief Marketing Officer since March 2004. Prior to joining us, Mr. Roberts served as Managing Director and Head of Marketing and Communications for Barclays Global Investors in San Francisco from December 1999 to February 2004. Mr. Roberts also spent 11 years at the Chicago Board Options Exchange as Senior Vice President, Marketing. He also held marketing positions of increasing responsibility for Citicorp from 1982 to 1988, Campbell Soup Company from 1981 to 1982 and General Mills, Inc. from 1974 to 1981.

Kimberly S. Taylor, 44	Managing Director and President, CME Clearing House Division	Ms. Taylor has served as Managing Director and President, CME Clearing House Division since January 2004. Before that, Ms. Taylor was Managing Director, Risk Management in the Clearing House Division, from October 1998 to December 2003. Ms. Taylor has held a variety of positions in the Clearing House, including Vice President from January 1996 to January 1998 and Senior Director from July 1994 to December 1996. Ms. Taylor joined us in 1989.

Nancy W. Goble, 52	Managing Director and Chief Accounting Officer	Ms. Goble has served as Managing Director and Chief Accounting Officer since February 2002. She previously served as Director and Controller of CME Holdings from its formation on August 2, 2001 to February 2002, Director and Controller of CME from July 2000 to February 2002 and as Associate Director and Assistant Controller of CME from October 1997 to July 2000. Prior to that, she served as Senior Vice President and Chief Financial Officer with Richard Ellis Inc., a commercial real estate firm, from 1993 until 1997. Ms. Goble is a certified public accountant.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of February 17, 2006, the amount of common stock beneficially owned by each of our directors and by each executive officer named in the Summary Compensation Table on page 33 of this proxy statement, and by all directors and executive officers as a group. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 17, 2006. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Ownership Table

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
Terrence A. Duffy(3)	10,000	*	1	B-1	*	*
			—	B-2	*
			—	B-3	*
			1	B-4	*
Craig S. Donohue(4)	94,390	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Dennis H. Chookaszian(5)	—	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Martin J. Gepsman(6)	7,388	*	—	B-1	*	*
			—	B-2	*
			1	B-3	*
			1	B-4	*
Daniel R. Glickman(7)	562	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Elizabeth Harrington	100	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Bruce F. Johnson	19,388	*	1	B-1	*	*
			—	B-2	*
			—	B-3	*
			1	B-4	*
Gary M. Katler	100	*	—	B-1	*	*
			—	B-2	*
			1	B-3	*
			—	B-4	*
Patrick B. Lynch	7,100	*	1	B-1	*	*
			1	B-2	*
			—	B-3	*
			—	B-4	*

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
Leo Melamed	5,389	*	—	B-1	*	*
			1	B-2	*
			—	B-3	*
			—	B-4	*
William P. Miller II	200	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
James E. Oliff(8)	5,548	*	—	B-1	*	*
			1	B-2	*
			—	B-3	*
			1	B-4	*
Alex J. Pollock	433	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
William G. Salatich, Jr.(9)	15,471	*	1	B-1	*	*
			—	B-2	*
			—	B-3	*
			1	B-4	*
John F. Sandner	30,000	*	3	B-1	*	*
			2	B-2	*
			4	B-3	*
			1	B-4	*
Terry L. Savage(10)	600	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Myron S. Scholes	100	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
William R. Shepard(11)	37,386	*	1	B-1	*	*
			1	B-2	*
			1	B-3	*
			1	B-4	*
Howard J. Siegel	32,180	*	2	B-1	*	*
			—	B-2	*
			1	B-3	*
			—	B-4	*
David J. Wescott(12)	12,240	*	—	B-1	*	*
			1	B-2	*
			—	B-3	*
			1	B-4	*
Phupinder S. Gill(4)	85,010	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
James R. Krause(4)	27,120	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Richard H. Redding(4)	12,740	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Kimberly S. Taylor(4)	31,631	*	—	B-1	*	*
			—	B-2	*
			—	B-3	*
			—	B-4	*
Directors and executive officers as a group (31 persons)(13)	481,251	1.38%	10	B-1	1.60%	1.38%
			7	B-2	*
			8	B-3	*
			8	B-4	1.94%

*	Less than 1%.
(1)	The address for all persons listed in the table is Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.
(2)	Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(3)	Includes 99 Class A shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
(4)	Mr. Donohue’s, Mr. Gill’s, Mr. Krause’s, Mr. Redding’s and Ms. Taylor’s Class A shares include an aggregate of 86,190, 78,040, 24,620, 6,040 and 20,340 stock options that are currently exercisable or will become exercisable within 60 days of February 17, 2006, respectively.
(5)	Excludes 100 shares held solely in the name of Mr. Chookaszian’s spouse as to which Mr. Chookaszian disclaims beneficial ownership.

(6)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Gepsman shares joint ownership and has voting power.
(7)	Represents 562 Class A shares held in an irrevocable trust over which Mr. Glickman exercises voting and investment power.
(8)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. Excludes 2,990 Class A shares and one Class B-1 share and 5,990 Class A shares and one Class B-2 share held through two trusts in the names of each of his parents. Mr. Oliff has no voting or ownership power over these trusts, and he disclaims beneficial ownership for the shares held in trust. Also excludes 300 shares held by his minor children over which Mr. Oliff does not have voting power.
(9)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Salatich shares joint ownership, but over which he does not have voting power.
(10)	Represents 600 shares held in the Terry Savage Productions, Ltd. Retirement Plan and Trust.
(11)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.
(12)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Wescott shares joint ownership.
(13)	Includes an aggregate of 253,610 Class A stock options that are currently exercisable or will become exercisable within 60 days of February 17, 2006.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding each person who, we believe, beneficially owns more than 5% of our outstanding common stock as of February 17, 2006.

Name	Number of Shares		Class	Percent of Vote as a Single Class(1)
Marsico Capital Management, LLC(2) 1200 17th Street, Suite 1600 Denver, Colorado 80202	4,720,798	(2)	A	13.64%

Sands Capital Management, LLC(3) 1100 Wilson Blvd., Suite 3050 Arlington, VA 22209	1,909,129		A	5.52%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(2)	Information as to Marsico Capital Management, LLC is based on its Amendment No. 2 to its Schedule 13G filed with the SEC on February 13, 2006. Such report indicates that Marsico Capital Management, LLC has sole voting power of 3,823,261 shares and sole dispositive power of 4,720,798 shares.
(3)	Information as to Sands Capital Management, LLC is based on its Schedule 13G filed with the SEC on February 10, 2006. Such report indicates that Sands Capital Management, LLC has sole voting power of 1,340,658 shares and sole dispositive power of 1,909,129 shares.

PROPOSAL 3

Election of Class B Nominating Committees

Our bylaws provide that holders of our Class B-1, B-2 and B-3 shares have the right to elect the members of their respective Class B Nominating Committees. The Class B Nominating Committees are not committees of our Board of Directors and serve only to nominate the slate of directors for their respective classes. Each Class B Nominating Committee is composed of five members who serve for a term of one year. The existing Committee members are responsible for selecting up to ten candidates to stand for election as members of a particular Class B Nominating Committee. At the Annual Meeting, holders of Class B-1, B-2 and B-3 shares will be asked to vote on the election of five members to their respective Class B Nominating Committees.

Nominees for Class B-1 Nominating Committee

(Class B-1 Shares Only)

May Vote “For” up to Five of Ten Candidates

Name and Age	Member Since	Background
Thomas A. Bentley, 50	1982	Independent floor trader and holder of a Class B-1 share.
Joseph F. Carava, Jr., 53	1978	Independent floor trader and holder of Class B-1, B-3 and B-4 shares.
Michael J. Downs, 49	1981	Independent floor broker and trader and holder of a Class B-1 share.
Larry S. Fields, 55	1979	Independent floor trader and holder of a Class B-1 share.
David G. Hill, 38	1995	Independent floor trader and holder of Class B-1 and Class B-4 shares.
John C. Garrity, 60	1974	Independent floor broker and trader and holder of Class B-1, B-3 and B-4 shares.
Lonnie Klein, 61	1972	Independent floor trader and holder of Class B-1, B-2, B-3 and B-4 shares.
William Klein, 70	1976	Independent floor trader and holder of Class B-1 and Class B-3 shares.
William F. Kulp, 64	1978	Independent floor broker and trader and holder of Class B-1, B-3 and B-4 shares.
Brian J. Muno, 45	1984	Independent floor trader and holder of a Class B-1 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION

AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1

NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Nominating Committee

(Class B-2 Shares Only)

May Vote “For” up to Five of Ten Candidates

Name and Age	Member Since	Background
Richard J. Appel, 65	1979	Independent floor trader and holder of a Class B-2 share.
Robert A. Bergin, 40	1992	Independent floor trader and holder of a Class B-2 share.
Denis P. Duffey, 69	1975	Independent floor trader and holder of Class B-2 and Class B-3 shares.
Richard J. Duran, 57	1979	Independent floor broker and trader and holder of a Class B-2 share.
Donald J. Lanphere, Jr., 48	1984	Independent floor broker and holder of Class B-1, B-2 and B-4 shares.
Mark C. Laudadio, 39	1996	Principal of a floor broker group and holder of a Class B-2 share.
Ronald A. Pankau, 49	1981	Independent floor trader and holder of a Class B-2 share.
Geoffrey R. Pierce, 36	1994	Independent floor trader and holder of a Class B-2 share.
Stuart A. Unger, 58	1975	Independent floor broker and holder of a Class B-2 share.
Barry D. Ward, 42	1990	Independent floor trader and holder of a Class B-2 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION

AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2

NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

Nominees for Class B-3 Nominating Committee

(Class B-3 Shares Only)

May Vote “For” up to Five of Ten Candidates

Name and Age	Member Since	Background
William P. Brannigan, 47	1983	Independent floor trader and holder of a Class B-3 share.
J. Kenny Carlin, 46	1985	Independent floor trader and holder of Class B-3 and Class B-4 shares.
Bryan P. Cooley, 46	1993	Independent floor trader and holder of a Class B-3 share.
Stephen T. Divito, 45	1983	Independent floor trader and holder of a Class B-3 share.
Christopher P. Gaffney, 47	1986	Independent floor broker and trader and holder of a Class B-3 share.
Joel P. Glickman, 50	1985	Independent floor trader and holder of a Class B-3 share.
Michael L. Halfman, 45	1987	Independent floor trader and holder of a Class B-3 share.
Mark O. Hinken, 49	1985	Independent floor broker and holder of a Class B-3 share.
Scott M. Wallach, 46	1984	Independent floor trader and holder of a Class B-3 share.
Douglas A. Young, 45	1986	Independent floor broker and trader and holder of a Class B-3 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION

AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-3

NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

PROPOSAL 4

Ratification of the Appointment of

Our Independent Registered Public Accounting Firm for the 2006 Fiscal Year

As required by Section 301 of the Sarbanes-Oxley Act of 2002, SEC rules and regulations and the listing standards of the NYSE and the NASDAQ, our Audit Committee is comprised solely of directors who are independent and is directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2005. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire. Although we are not required to seek shareholder approval of this appointment, we believe it to be sound corporate governance to do so. If the appointment of Ernst & Young LLP is not ratified by our shareholders, our Audit Committee will investigate the reasons for the shareholder rejection and will consider appointing a different independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR.

Principal Accountant Fees and Services

Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table.

Year Ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$752,675	$324,799	$162,350	$0
2004	$706,925	$217,750	$150,638	$0

Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting, review of our financial statements included in our Quarterly Reports on Form 10-Q and for other services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements, other than those services described under “Audit Fees.” These fees were primarily for services in connection with the issuance of an independent auditor’s report on controls placed in operation and operating effectiveness related to the technology, security and control environment of our clearing-related technology operations; employee benefit plan and other ancillary audits; and miscellaneous consultations. In January 2006, $147,947 of the 2005 audit-related fees were reimbursed to us from the Chicago Board of Trade related to the independent auditor’s report on controls placed in operation and operating effectiveness of our clearing-related technology operations.

Tax fees consist of services performed by our independent registered public accounting firm’s tax division, except those related to the audit, and include fees for tax compliance, tax planning and tax advice. In 2005, $87,150 of our tax fees was for tax compliance and preparation of tax returns.

There were no fees billed for other services rendered by our independent registered public accounting firm that would be included in “All Other Fees” for the years ended December 31, 2005 and 2004.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the services described above were pre-approved by the Audit Committee in accordance with our Audit and Non-Audit Services Policy.

Audit Committee Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve additional services on a case-by-case basis. For each additional proposed service, our independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval and our independent registered public accounting firm and our Chief Financial Officer must attest as to whether, in their view, the request or application is consistent with the SEC’s rules on independence. The Audit Committee has delegated specific pre-approval to the Chairperson of the Audit Committee provided the estimated fee of the proposed service does not exceed $100,000. The Chairperson must report any decisions to the Audit Committee at its next scheduled meeting. Periodically, but not less than quarterly, our Chief Financial Officer will provide the Audit Committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our Audit and Non-Audit Services policy is available on our Web site.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee consists of four independent directors as defined in the listing standards of the NYSE and the NASDAQ. Its duties and responsibilities are set forth in the Audit Committee Charter approved by our Board of Directors which is available on our Web site. The Board of Directors has determined that Dennis Chookaszian and William P. Miller II meet the SEC’s definition of audit committee financial expert.

As set forth in more detail in the Audit Committee Charter, the primary responsibilities of the Audit Committee fall into three broad categories:

•	to serve as an independent and objective party to monitor our financial reporting process and internal control system;

•	to review and appraise the audit efforts of the independent registered public accounting firm and internal audit department; and

•	to provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the Board of Directors.

The Audit Committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the Audit Committee Charter. To carry out its responsibilities, the Audit Committee met thirteen times during fiscal year 2005 and four times during 2006 in regards to fiscal year 2005.

In the course of fulfilling its responsibilities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with U.S. generally accepted accounting principles;

•	discussed with the Company’s senior management and independent registered public accounting firm the process used for certifications by the Company’s chief executive officer and chief financial officer, which are required for certain of the Company’s filings with the Securities and Exchange Commission;

•	reviewed and discussed with management the Audit Committee Charter;

•	discussed with representatives of the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU §380);

•	received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees;”

•	discussed with the independent registered public accounting firm its independence from the Company and management;

•	reviewed payments to and pre-approved services of our independent registered public accounting firm in accordance with the Audit and Non-Audit Services Policy; and

•	considered whether the provision by the independent registered public accounting firm of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in CME Holdings’ Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee also selected Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2006. The Board is recommending that shareholders ratify that selection at the annual meeting.

Management is responsible for the preparation, presentation and integrity of the financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of the disclosure controls and procedures and the internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee—Fiscal Year 2005

Dennis Chookaszian, Chairman

Patrick B. Lynch

William P. Miller II

Terry L. Savage

EXECUTIVE COMPENSATION

The following table sets forth information on compensation earned by our Chief Executive Officer and each of the next four most highly compensated executive officers. In this proxy statement, we refer to these executives as our Named Executive Officers. Each table is presented in the format that the SEC has established for the disclosure of executive compensation. The Summary Compensation Table details the salary and bonus earned by, and the stock options and restricted stock awards granted to, each Named Executive Officer during each of the last three fiscal years.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Award(s) ($)(1)	Securities Underlying Options (#)	All Other Compensation(2)
Craig S. Donohue	2005	$700,000	$951,510	$327,535	8,200	$193,254
Chief Executive Officer	2004	719,423	1,058,381	344,672	18,600	166,006
	2003	550,000	725,402	258,341	27,400	108,500

Phupinder S. Gill	2005	600,000	815,580	277,145	7,000	180,744
President and	2004	621,394	907,446	322,816	18,600	142,425
Chief Operating Officer	2003	472,350	622,989	157,525	16,900	99,880

Kimberly S. Taylor	2005	310,000	464,000	100,780	2,600	86,042
Managing Director and	2004	318,923	473,792	145,016	6,500	64,899
President, CME Clearing House Division	2003	267,308	225,000	0	7,100	51,830

James R. Krause	2005	300,000	420,024	100,780	2,500	104,757
Managing Director and Chief	2004	298,654	447,981	101,600	5,300	93,041
Information Officer	2003	245,192	352,245	81,913	8,900	83,683

Richard H. Redding	2005	299,038	420,000	100,780	2,500	76,072
Managing Director, Products & Services	2004 2003	253,385 188,078	380,077 160,000	138,232 0	4,400 5,400	49,874 38,346

(1)	The amounts represent the market value of the restricted stock grants on the date of grant. The restricted stock was granted on June 15, 2005 at the closing price of $251.95. The restricted stock will vest over a five-year period, with 20% vesting one year after the grant date. On the anniversary of that date in each of the four subsequent years, the restricted stock will vest with respect to an additional 20% of the shares, subject to acceleration or termination in certain circumstances. The market value and the aggregate number of all shares of unvested restricted stock held by each officer named above as of December 30, 2005 (based on the $367.49 closing price per share on the last business day of the fiscal year) were as follows: Mr. Donohue $2,204,940 (6,000 shares); Mr. Gill $1,778,652 (4,840 shares); Ms. Taylor $558,585 (1,520 shares); Mr. Krause $668,832 (1,820 shares) and Mr. Redding $573,284 (1,560 shares). Shares of restricted stock are eligible for the payment of dividends. In 2005, the amount of dividends paid on shares of unvested restricted stock for the named executive officers was as follows: Mr. Donohue $10,700; Mr. Gill $8,528; Ms. Taylor $3,496; Mr. Krause $3,248 and Mr. Redding $3,459.

(2)	All Other Compensation details for 2005:

	401(k) Contribution	Pension Contribution	Supplemental Plan(3)	SERP Contribution(4)	Total
Mr. Donohue	$10,500	$12,600	$117,403	$52,751	$193,254
Mr. Gill	10,500	14,700	110,321	45,223	180,744
Ms. Taylor	10,500	12,600	39,428	23,514	86,042
Mr. Krause	10,500	18,900	52,918	22,439	104,757
Mr. Redding	10,500	12,600	32,599	20,373	76,072

(3)	The items included under “Supplemental Plan” are: 401(k) make-whole; pension make-whole; and discretionary contribution make-whole. The 401(k) make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed by the provisions of our qualified 401(k) Savings Plan. The pension make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed on our qualified pension plan. The discretionary contribution make-whole is a company paid contribution of up to 2% of the employee’s annual salary, for highly compensated individuals who have exceeded the compensation limit identified in Section 401A of the Internal Revenue Code.

(4)	SERP contribution refers to our Supplemental Executive Retirement Plan, a non-qualified defined contribution plan for highly compensated senior officers.

Perquisites to our executive officers are modest. We do not provide our executive officers with any perquisites that are not broadly available to all other officers of the Company, except for monthly parking that is provided to Messrs. Donohue, Gill, Krause and Chadid. The aggregate value of these benefits for each of the Named Executive Officers did not exceed $7,500 in 2005. In addition, we reimburse our executive officers for travel expenses incurred in connection with their business-related activities (including reasonable travel expenses of family members if they are specifically invited to attend the event for an appropriate business purpose). Our policy is not to permit any personal use of Company chartered aircraft.

Option Grants in Last Fiscal Year

The following table sets forth information with respect to options granted to the Named Executive Officers during 2005.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price Per Share ($)	Expiration Date	Grant Date Fair Value ($)(2)
Mr. Donohue	8,200	3.7%	$251.95	June 15, 2015	$818,032
Mr. Gill	7,000	3.2	251.95	June 15, 2015	698,320
Ms. Taylor	2,600	1.2	251.95	June 15, 2015	259,376
Mr. Krause	2,500	1.1	251.95	June 15, 2015	249,400
Mr. Redding	2,500	1.1	251.95	June 15, 2015	249,400

(1)	221,600 options were granted to employees in 2005.

(2)	The options granted on June 15, 2005 were valued using the Black-Scholes method of valuation. A risk-free rate of 3.90% was used over a period of six and one-half years with a 35.24% volatility factor and a 0.73% dividend yield. No adjustments were made for non-transferability or risk of forfeiture. The options have a ten-year term with an exercise price of $251.95, the market price at the grant date. All options granted in 2005 will vest over a five-year period, with 20% vesting one year after the grant date. On the anniversary of that date in each of the four subsequent years, the options will vest with respect to an additional 20% of the shares, subject to acceleration or termination in certain circumstances.

Aggregated Option Exercises in Last Fiscal Year and

Option Values at December 31, 2005

The following table sets forth information with respect to option exercises during 2005 by each of the Named Executive Officers and the status of their options at December 31, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/ Unexercisable (#)	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/ Unexercisable ($)(1)
Mr. Donohue	25,000	$6,415,900	85,930/39,520	$28,862,093/9,588,396
Mr. Gill	20,000	6,266,479	78,480/32,020	26,487,754/7,640,804
Ms. Taylor	12,000	2,922,310	22,140/12,060	7,407,108/2,891,749
Mr. Krause	60,000	15,543,100	24,620/12,080	8,248,668/2,934,451
Mr. Redding	6,000	1,380,363	8,540/9,260	2,769,503/2,121,890

(1)	The option values were calculated based on the closing price of our Class A common stock on December 30, 2005 (the last business day of the fiscal year) of $367.49, less the option exercise price, multiplied by the number of shares. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

Employment Agreements

Donohue Employment Agreement. Effective as of January 1, 2004, we entered into an employment agreement with Mr. Donohue to serve as our Chief Executive Officer. Under the agreement, Mr. Donohue will receive a minimum annual base salary of no less than $700,000. He is also eligible to receive a bonus under our Annual Incentive Plan. The agreement also provides that Mr. Donohue is entitled to insurance, vacation and other employee benefits commensurate with his position in accordance with our policies for executives in effect from time to time. Mr. Donohue’s agreement will terminate on December 31, 2006, unless sooner terminated by us or Mr. Donohue. We may terminate Mr. Donohue’s employment agreement pursuant to its terms due to Mr. Donohue’s death or disability, or with or without cause. In addition, Mr. Donohue may terminate the agreement at any time upon 60 days written notice. If Mr. Donohue’s employment is terminated because of his death or disability or by us with or without cause, he or his beneficiary will receive accrued base salary through the date of termination and other employee benefits to which he is entitled at such time in accordance with the terms of our plans and programs. In addition, in the event of a termination with cause by us, Mr. Donohue will forfeit any unvested or unearned compensation or long-term incentives, unless otherwise provided in the employment agreement or specified in the terms of our plans and programs. Mr. Donohue’s agreement provides that, in the event of a termination without cause by us, Mr. Donohue shall be entitled to receive a one-time lump sum severance payment equal to two times his base salary as of the date of termination for the remaining term of the agreement, if any, or 24 months, whichever period is shorter.

Other Named Executive Officer Employment Agreements. We entered into employment agreements with Messrs. Gill and Krause, effective January 1, 2004 and January 1, 2003, respectively. Under these employment agreements, as extended, Messrs. Gill and Krause will each receive a minimum annual base salary of no less than $600,000 and $300,000, respectively. The executives are also eligible to receive bonuses under our Annual Incentive Plan. The agreements provide that each of the executive officers are entitled to insurance, vacation and other employee benefits commensurate with their position in accordance with our policies for executives in effect from time to time.

Messrs. Gill’s and Krause’s agreements terminate on December 31, 2010 and December 31, 2007, respectively, unless sooner terminated by us or the executive officer. We may terminate each of the employment agreements pursuant to their terms due to the executive officer’s death or disability, or with or without cause. In addition, the executive officer may terminate the agreement at any time upon 60 days written notice. If the executive officer’s employment is terminated because of his death or disability or by us with or without cause, he or his beneficiary will receive accrued base salary through the date of termination and other employee benefits to which he is entitled at such time in accordance with the terms of our plans and programs. In addition, in the event of a termination with cause by us, the executive officer will forfeit any unvested or unearned compensation or long-term incentives, unless otherwise provided in the employment agreement or specified in the terms of our plans and programs. Mr. Gill’s agreement provides that, in the event of a termination without cause by us, he shall be entitled to receive a one-time lump sum severance payment equal to two times his base salary as of the date of termination for the remaining term of the agreement, if any, or 24 months, whichever period is shorter. Mr. Krause’s agreement provides that, in the event of a termination without cause by us, he shall be entitled to receive a one-time lump sum severance payment equal to 24 months base salary.

Benefit Plans

Omnibus Stock Plan

We have adopted the CME Holdings Amended and Restated Omnibus Stock Plan under which awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other equity-based awards may be made to our employees and those of our affiliates. A total of approximately 4.0 million shares of our Class A common stock are authorized for issuance under the Plan (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us). As of December 31, 2005, approximately 1.1 million shares were available for issuance. The Plan is administered by the Compensation Committee of our Board, which has the responsibility for designating recipients of awards under the Plan, determining the terms and conditions of these awards and interpreting the provisions of the plan.

The plan contains a change of control provision. A change of control generally occurs under the plan upon the occurrence of the following events:

•	any person acquires more than 50% of our then outstanding shares of Class A common stock or more than 50% of the combined voting power of the then outstanding shares of common stock;

•	individuals who comprised our Board on February 7, 2000 (generally including any person becoming a director who was nominated or approved by those persons) cease to constitute at least a majority of our Board;

•	a reorganization, merger, consolidation, or sale of all or substantially all of our assets under circumstances where (i) our shareholders prior to the transaction own less than 50% of the then outstanding shares or less than 50% of the combined voting power of the surviving or resulting corporation, (ii) the members of our Board immediately prior to the transaction do not constitute a majority of the Board of Directors of the resulting or surviving corporation or (iii) an individual or entity acquires 50% or more of the common stock or combined voting power of the surviving or resulting entity; or

•	the approval by our shareholders of a complete liquidation or dissolution of CME Holdings.

The plan generally provides that, in the event of a change in control as a result of which our shareholders receive registered common stock, all unvested options issued under the Plan shall become vested and exercisable, restrictions shall lapse with respect to any restricted stock issued under the plan and performance goals applicable to outstanding awards shall be deemed to have been achieved. If the consideration to be received by our shareholders pursuant to the change in control is not registered common stock, outstanding awards will be cancelled in exchange for a cash payment equal to the value of such award (as defined in the plan).

2005 Director Stock Plan

Our 2005 Director Stock Plan (the “Director Plan”), approved by the Board of Directors in January 2005 and by our shareholders in April 2005, provides for the issuance of up to 25,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. As of December 31, 2005, approximately 23,000 shares were available for future awards under the plan. The plan is administered by the Compensation Committee of our Board, which has the responsibility for recommending to the Board the annual equity stipend to our non-executive directors. As described in more detail in the section of this Proxy Statement entitled “Directors’ Compensation and Benefits,” our non-executive directors receive an annual stipend consisting of cash and equity. In 2005, non-executive directors received 100 shares of Class A common stock under the plan with an option to elect to receive additional shares in lieu of all or a portion of their cash stipend up to $17,500 valued at the closing price on the effective date of the election. In May 2005, we issued 2,233 shares under the plan to our non-executive directors. The plan contains a change of control provision similar to the Omnibus Stock Plan pursuant to which all outstanding awards will become fully vested.

Employee Stock Purchase Plan

Our Employee Stock Purchase Plan (the “ESPP”), approved by the Board of Directors in January 2005 and by our shareholders in April 2005, provides for the issuance of up to 40,000 shares of common stock to eligible employees. The plan is intended to be an “employee stock purchase plan” as described in Section 423 of the Internal Revenue Code (the “Code”). The plan is administered by the Compensation Committee. As of December 31, 2005, approximately 39,000 shares of Class A common stock were available for future purchases under the plan.

The ESPP permits eligible employee participants to purchase shares of our common stock through payroll deductions at a price per share which is equal to 90% of the closing price on the date of purchase. The plan provides for two offering periods each year.

All employees who are regularly scheduled to work at least 20 hours per week and who customarily are employed for more than five months in a calendar year will be eligible to participate in the ESPP, except for certain limitations imposed by Section 423(b) of the Code. Under the Code, no employee is permitted to purchase any shares in the ESPP if such employee, immediately after such purchase, owns shares possessing 5% or more of the total combined voting power of all classes of stock of the Company. In addition, no employee may purchase any shares in the ESPP in excess of $25,000 (determined at the market value of the shares at the beginning of the offering period) in any one calendar year. Pursuant to authority granted to the Compensation Committee under the terms of the ESPP, the Committee elected to exclude members of our Management Team from participating in the ESPP.

Pension Plan

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Effective January 15, 1995, the pension plan was amended to provide for an age-based contribution to a cash balance account, and to include cash bonuses in the definition of earnings. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required and maximum deductible contribution requirements. Participants become vested in their accounts after five years of service. An individual pension account is maintained for each plan participant. During employment, each individual pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% or the December yield on one-year constant maturity yield for U.S. Treasury notes. The pension account is portable, and vested balances may be paid out when participants end their employment with us. Alternatively, upon retirement a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

The following is the schedule of the employer contributions based on age:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
Over 54	9

The Named Executive Officers have projected annual retirement benefits under the qualified pension plan, based on accumulated balances as of December 31, 2005, a future annual interest credit rate of 4% and future service to age 65 at salary levels as of December 31, 2005, as follows: Mr. Donohue, $70,589; Mr. Gill, $67,384; Ms. Taylor $66,565; Mr. Krause $38,925 and Mr. Redding $69,647. The foregoing benefits do not take into account any reduction for Social Security or other offset amounts. In addition, we contribute an amount each year under a non-qualified supplemental pension plan for officers who are subject to statutory limits on the amount of compensation that can be covered under our qualified cash balance pension plan, based on the same schedule of employer contributions previously described. The contributions made under the supplemental pension plan for each of our Named Executive Officers in respect of 2005 are included in the Summary Compensation Table. The amount of return on accumulated balances in this non-qualified defined contribution plan is based on the particular individual’s investment decisions and, therefore, there is no guarantee of a minimum rate of return.

Deferred Compensation Plan

Eligible officers of the Company, including the Named Executive Officers, may also participate in our Deferred Compensation Plan. Under the terms of the plan, eligible officers may defer a portion of their annual base pay and bonus into one or more investments that the plan offers from time to time. The return on the investments selected by the officers is the only return they will receive on their deferred compensation.

Supplemental Executive Retirement Plan

We also maintain a non-qualified defined contribution Supplemental Executive Retirement Plan for senior officers, including the Named Executive Officers. Under the terms of this plan, we make an annual contribution of a percentage of salary and bonus for eligible employees. Beginning in 2003, the contribution rate was 3%, representing a decrease from the 8% contribution rate in previous years. As of 2003, contributions will vest at one time once five years of service are attained from the officer’s date of hire. Previously, contributions began vesting after three years and became fully vested after five years from the date of contribution. Participants in the plan elect to apply their contributions to one or more investments offered by the plan. The return on the investments selected by the officers is the only return they will receive on the contributions made under this plan. The contributions made under the Supplemental Executive Retirement Plan for each of our Named Executive Officers in respect of 2005 are shown in the Summary Compensation Table.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee comprises five independent directors. The primary responsibilities of the Compensation Committee are to review and approve compensation arrangements for senior management, review and recommend compensation arrangements for the Board of Directors, to adopt compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the Committee’s responsibilities may be found in its charter, a copy of which may be found on our Web site. There were eleven meetings of the Committee in 2005. The Committee typically meets in executive session without management present for a portion of each meeting.

Compensation Philosophy and Objectives

The Compensation Committee applies a compensation philosophy based on the premise that our achievements result from the coordinated efforts of all employees working toward our business objectives. The goal of our executive compensation policies is to ensure that an appropriate relationship exists between pay, our financial performance and the creation of long-term shareholder value. When reviewing and approving compensation, or making recommendations regarding compensation to the Board, the Compensation Committee considers:

•	Alignment between pay and performance. It is the Committee’s underlying principle that compensation should have a direct relationship with sustained shareholder value, our business and financial objectives and an employee’s performance.

•	Ability to attract and retain talented and qualified employees. The Committee’s objective is to attract and retain highly qualified employees in a manner which provides incentives to create shareholder value.

•	Balance between rewarding short- and long-term performance. The Committee’s goal is a compensation program that provides an appropriate mix of fixed and variable pay, balances annual pay and individual and company performance with long-term stock price performance, and encourages executive retention.

The Compensation Committee works to structure and oversee a range of compensation programs designed to enable us to attract and retain executive talent in a highly competitive marketplace. The Compensation Committee periodically evaluates the competitiveness of our executive compensation programs, using information drawn from a variety of sources, such as publicly available compensation data on other financial exchanges (including Archipelago Holdings Inc., CBOT Holdings, Inc., InterContinental Exchange, Inc. and International Securities Exchange, Inc., among others), reputable published survey data on other financial and service institutions, information supplied by executive compensation consultants, and its own experience in recruiting and retaining top executives. Each year, the Committee reviews management’s recommendations for compensation and benefit plan modifications and the funding of those plans. The Committee approved the annual total cash compensation of each of the Named Executive Officers, including the Chief Executive Officer, and the Company’s other senior management in 2005 and determined that it was reasonable. Once approved, base salary adjustments are considered and bonus awards are paid in the first quarter of the year.

During 2005 and early 2006, the Compensation Committee discussed executive compensation at a number of meetings. There are three primary components of executive compensation: base salary, annual bonuses, and long-term equity compensation, each of which is intended to complement the others and, taken together, to satisfy our compensation philosophy objectives. The Committee’s policies with respect to each of these components, including the basis for the compensation awarded to our Chief Executive Officer, are discussed below.

Base Salary

The Committee uses base salary to reward executives competitively with the level of salary relative to each position’s duties and level of responsibility. It is generally the Committee’s practice to target base pay ranges at the 50th percentile of the relevant market data. Base salaries are reviewed annually to determine if such salaries fall within a competitive range. Individual salaries set within a competitive range are also based upon an evaluation of other factors, such as individual past and current performance, potential with the Company, level and scope of responsibility, and internal equity. While executive base salaries are evaluated annually, we typically adjust salaries for these individuals less frequently. For 2006, the Committee approved continuing base salaries for all members of senior management at their existing level.

The base salary of each Named Executive Officer in 2005 is set forth in the Summary Compensation Table on page 33.

Annual Bonuses

Annual bonuses are designed to reward short-term or annual achievements and reflect both Company and individual performance. Bonus awards are granted under the Company’s Annual Incentive Plan, approved by our shareholders in April 2003. The purpose of the Annual Incentive Plan is to align the interests of our management with those of our shareholders by encouraging management to achieve goals intended to increase long-term shareholder value.

Through this program, a substantial portion of officer pay is variable and primarily based on Company performance, with a consideration also of individual performance. Individual target levels are established as a percentage of base earnings and vary by level of executive. For senior management, bonus compensation is structured to be a relatively larger proportion of the target total cash compensation as the level of responsibility increases. Base pay represents 57% of target total cash compensation at the senior management level and 71% to 77% for all other officers.

Pursuant to the Plan, the Committee determines the criteria and objectives that must be met during the applicable performance period in order to earn an award under the Plan. Since the adoption of the Plan, the Committee has used our annual cash earnings as the pre-established performance measure.

The Plan is funded in the following manner based on our achievement of cash earnings:

	Below Threshold	Threshold	Target	Maximum
Actual Cash Earnings	Less than 80% of cash earnings target	80% of cash earnings target	100% of cash earnings target	120% of cash earnings target
Funding of Plan	0% of target bonus pool	50% of target bonus pool	100% of target bonus pool	150% of target bonus pool*

*	For senior management, the maximum bonus opportunity is 200% of target bonus.

For 2005, the Company achieved cash earnings well over the target and thus the bonus pool was funded just under the maximum level. The funding of the target bonus pool is interpolated for performance falling between the designated target levels. If the Company does not achieve 80% of targeted cash earnings, the bonus pool is not funded for management or exempt employees (although non-exempt employees may receive a bonus under our discretionary bonus program).

Individual performance is also considered in determining the amount of an employee’s bonus. For senior management, the Committee and the CEO review the individual’s ability to impact business goals and the individual’s contributions to the Company during the fiscal year to determine the individual performance component of the bonus.

The bonus pool and the actual bonus awards for 2005 reflect the fact that the Company significantly exceeded its cash earnings target. At its February 2006 meeting, the Committee approved senior management bonuses to reflect these efforts and achievements.

The bonuses awarded to each Named Executive Officer for 2005 are set forth in the Summary Compensation Table on page 33.

Long-Term Equity Compensation

The goal of our long-term, equity-based compensation is to align the interests of employees with shareholder interests, to encourage employees to work with a long-term view of our performance and to reinforce their long-term affiliation with the Company. The Company provides long-term incentive awards through its Omnibus Stock Plan, which is administered by the Committee.

The Omnibus Stock Plan gives the Compensation Committee the flexibility to grant various types of equity vehicles, such as stock options, restricted stock and performance units. The types of awards granted reflect both the specific objectives intended, such as aligning employees’ interests with shareholders’ interests, and competitive practice. Currently, the two vehicles in use at the senior management level are stock options and restricted stock. All other officers typically receive equity grants solely in the form of stock options. The Company grants stock options with an exercise price equal to the market value of the Company’s stock at the date of grant. Typically, options expire ten years from the date of grant and vest 20% per year over a five-year period. Restricted stock generally vests 20% per year over a five-year period as well. We believe this vesting schedule helps to retain the knowledge and skills of our officers over time by reducing turnover.

Officers receive competitive long-term incentive awards as part of their annual compensation package through the CME Equity Program. Target equity grant levels are established as a percentage of base pay and vary by level of executive. In 2005, the Committee approved equity grants for all officers, subject to the terms and provisions of the Omnibus Stock Plan.

The equity grants awarded to each Named Executive Officer in 2005 can be found in the Summary Compensation Table on page 33 and on page 34 in the Option Grants in Last Fiscal Year table.

Deferred Compensation

All officers are eligible to participate in a non-qualified deferred compensation program, whereby they can elect to defer up to 20% of base salary and up to 20% of annual bonus into designated investment options of their choice. The return on the investments in third-party mutual funds they select is the only return officers will receive on their deferred compensation. In addition, the Company provides a Supplemental Executive Retirement Plan (SERP) to the Named Executive Officers and other senior management, whereby the Company contributes 3% of base salary and bonus annually under the SERP. This SERP allows us to maintain a competitive retirement program for senior management.

Chief Executive Officer Compensation

In November 2003, we entered into an employment agreement with Mr. Donohue to serve as our Chief Executive Officer, effective January 1, 2004 through December 31, 2006, subject to renewal by mutual agreement of the parties. The agreement provides for a minimum base salary of $700,000 per year. Mr. Donohue is eligible for an annual incentive bonus under the Company’s Annual Incentive Plan and may participate in the CME Equity Program. Mr. Donohue is also entitled to participate in other benefit plans generally available to the Company’s officers. A one-time lump sum cash severance is also provided in the event of involuntary termination by the Company without cause in the amount of two times Mr. Donohue’s base salary as of the date of termination for the remaining term of the contract but not to exceed 24 months of base salary.

The Committee followed the same philosophy and policies described above in determining compensation for Mr. Donohue during 2005. Mr. Donohue received an annual base salary of $700,000 in 2005. In December 2005, the Board of Directors met in executive session to review Mr. Donohue’s performance during the fiscal year. His performance evaluation was based on a combination of quantitative business results and a qualitative assessment of pre-stated leadership qualities for the CEO role. In consideration of Mr. Donohue’s 2005 performance and the fact that the Company significantly exceeded its cash earnings target, the Committee approved a bonus of $951,510 for Mr. Donohue for the 2005 performance year. In particular, the Committee recognized a 39% growth in cash earnings from the prior year and a 32% return on equity for this year.

Review of All Components of Executive Compensation

The Committee has reviewed all components of the Chief Executive Officer’s and all other senior management’s compensation, to include base pay, annual bonus, long-term equity compensation, including the in-the-money value of all equity grants and monetized gains, and the value of all retirement contributions to include both qualified and nonqualified benefits. A tally sheet setting forth all of the above components was prepared and reviewed by the Committee and the Board. The Committee will prepare and review such tally sheets annually.

Limit on Tax-Deductible Compensation

Section 162(m) of the Internal Revenue Code imposes a $1.0 million limit on the deduction that the Company may claim in any tax year with respect to compensation paid to the Chief Executive Officer and certain other senior management. However, certain types of performance-based compensation are exempted from this $1.0 million limit. Performance-based compensation can include income from stock options, restricted stock, and certain formula-driven compensation that meets the IRS requirements. In 2003, the shareholders approved the Annual Incentive Plan, which provides that amounts payable to the Chief Executive Officer and certain other senior management pursuant to the plan will not be subject to the deduction limitations of Section 162(m) provided certain pre-established goals are met. We reserve the authority, however, to authorize payments that may not be deductible if we believe that it is in the best interests of the Company and its shareholders.

We believe that the compensation programs of the Company are designed and administered in a manner consistent with the executive compensation philosophy and objectives. The programs continue to focus on aligning executive pay with performance, attracting and retaining qualified employees and maintaining a balance between rewarding short- and long-term company performance. We regularly review these programs to ensure they are consistent with our objectives and are competitive with the marketplace.

The Compensation Committee—Fiscal Year 2005

Alex J. Pollock, Chairman

Martin J. Gepsman

Daniel R. Glickman

Elizabeth Harrington

William R. Shepard

PERFORMANCE GRAPH

The following graph compares the total return on our Class A common stock with the Standard & Poor’s 500 Stock Index, the peer group of companies used on our proxy statement last year (the “Former Peer Group”) and a new group of companies (the “New Peer Group”) for the period from December 6, 2002 (the date of our initial public offering) through December 31, 2005. The figures presented below assume an initial investment of $100 in common stock at the closing prices on December 6, 2002 and in the Standard & Poor’s 500 Stock Index on November 30, 2002 and the reinvestment of all dividends into shares of common stock. We compiled the New Peer Group to more closely reflect our competitors in our industry, including a number of exchanges that completed their initial public offerings in 2005. We believe the New Peer Group provides a more meaningful basis for comparison of our stock performance.

The New Peer Group consists of:

•	Archipelago Holdings Inc.

•	CBOT Holdings Inc.

•	InterContinental Exchange, Inc.

•	International Securities Exchange, Inc.

•	Nasdaq Stock Market, Inc.

The Former Peer Group consisted of:

•	eSpeed, Inc.

•	Instinet Group Inc. (which was acquired by The Nasdaq Stock Market, Inc. in April 2005)

•	Investment Technology Group, Inc.

•	LaBranche & Co Inc.,

•	Knight Trading Group, Inc.

•	NYFIX, Inc

CUMULATIVE TOTAL RETURN SINCE DECEMBER 6, 2002

	12/06/02	12/31/02	12/31/03	12/31/04	12/31/05
Chicago Mercantile Exchange Holdings Inc.	$100.00	$101.77	$170.46	$542.97	$878.70
S&P 500	100.00	94.13	121.12	134.30	140.90
New Peer Group	100.00	93.46	88.32	95.33	272.75
Former Peer Group	100.00	94.11	101.21	81.46	91.10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee is an executive officer or employee of CME Holdings or CME. None of our executive officers serves as a current member of our Board of Directors, except for Mr. Donohue, or compensation committee of any entity that has one or more executive officers serving on our Compensation Committee.

CERTAIN BUSINESS RELATIONSHIPS

Mr. Shepard, one of our directors, owns a minority interest in one of our clearing firms. This clearing firm made payments to us of approximately $6.6 million in 2005 in connection with trading activity conducted on our exchange. Messrs. Lynch, Melamed and Siegel, members of our Board of Directors, made payments indirectly to us in excess of $60,000 through their clearing firms in connection with their trading activities on our exchange in 2005. All payments made directly or indirectly to us in connection with trading activity on our exchange are on terms no more favorable than terms given to unaffiliated third parties. Our Audit Committee, in accordance with the listing standards of the NASDAQ, approves all of our related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during fiscal year 2005 all of our officers and directors complied with their Section 16(a) filing requirements, except that due to broker reporting errors, two transactions by Mr. Oliff were not reported timely.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals that shareholders wish to include in our proxy materials for presentation at our Annual Meeting in April 2007 must be received by our Corporate Secretary by November 20, 2006. Those proposals should be sent to Ms. Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606, and must comply with rules promulgated by the SEC in order to be eligible for inclusion in our proxy materials for our 2007 Annual Meeting.

Our bylaws also contain advance notice requirements for matters that shareholders intend to bring before an Annual Meeting. Generally, notice of a proposal to be brought before the 2007 Annual Meeting must be received by our Corporate Secretary not earlier than December 27, 2006 and not later than January 26, 2007. The notice must set forth the following information on each item of business that the shareholder proposes to bring before the meeting:

•	a brief description of the item, together with a statement of the reasons for conducting that business at the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the item;

•	the name and address, as they appear on our records, of the shareholder making the proposal;

•	the class and series, if any, and number of our shares that are beneficially owned by the shareholder; and

•	any material interest of the shareholder in the proposal.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

SEC rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for our fiscal year ended December 31, 2005 (not including documents incorporated by reference), are available free of charge upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

ELECTRONIC DELIVERY OF 2007 PROXY STATEMENT AND OTHER DOCUMENTS

The notice of Annual Meeting and proxy statement and the 2005 Annual Report to Shareholders are available on our Web site at www.cme.com. Instead of receiving future copies of these documents by mail, you can elect to receive an email that will provide links to them. Opting to receive your proxy materials online will help us save significant printing and mailing expenses. If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet or by going to www.computershare.com/us/sc/cme and clicking on the “Electronic Shareholder Communications” link. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials and Annual Report electronically, then prior to next year’s Annual Meeting you will receive e-mail notification when the proxy materials and Annual Report are available for your on-line review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice by sending written notice of revocation to: Computershare Investor Services, 2 North LaSalle Street, Chicago, IL 60602.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy statement and Annual Report to Shareholders unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the proxy statement and/or Annual Report to Shareholders, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare as previously indicated.

If you participate in householding and wish to receive a separate copy of the 2005 Annual Report to Shareholders or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare as previously indicated.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

PROXY SOLICITATION

We will pay the costs of soliciting proxies. In addition to mailing proxy solicitation material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communication. We will not compensate these directors and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their beneficial owners, and we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials. We have retained D.F. King to aid in the solicitation of proxies. It is estimated that the fee for D.F. King will be approximately $18,000 plus reasonable out-of-pocket costs and expenses.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

Dated: March 10, 2006

APPENDIX A

CATEGORICAL INDEPENDENCE STANDARDS

A director who satisfies the independence standards of the New York Stock Exchange and The Nasdaq Stock Market, Inc. and meets all of the following categorical standards shall be presumed to be “independent”:

•	The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•	Neither the director nor any member of his or her immediate family is a significant shareholder in the Company’s Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.

•	Neither the director nor any member of his or her immediate family serves as an executive officer or director of a civic or charitable organization that receives significant financial contributions from CME or the CME Foundation. For purposes of this categorical standard, the Board of Directors shall determine whether a financial contribution is considered significant on a case-by-case basis; provided, however, that any contribution less than $100,000 or two percent (2%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, shall be presumed to be insignificant.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, CME clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence standards of the New York Stock Exchange and The Nasdaq Stock Market, Inc. and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

Revised December 2005

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

	C 1234567890	J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Vote Your CME Holdings Inc. Class A Common Stock	123456	C0123456789	12345

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 26, 2006.

The undersigned hereby appoint(s) Terrence A. Duffy, James E. Oliff and Craig S. Donohue with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 26, 2006, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2006, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 26, 2006.

THANK YOU FOR VOTING

+

CME Holdings Inc.	Class A Common Stock Proxy Card

A	Election of Equity Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1.	Seven will be elected to a two-year term to the Board of Directors.

							For All	Withhold From
							Nominees	All Nominees

	01 -	Dennis H. Chookaszian	04 -	Leo Melamed	07 -	William R. Shepard	☐	☐

	02 -	Martin J. Gepsman	05 -	Alex J. Pollock

	03 -	Elizabeth Harrington	06 -	Myron S. Scholes

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

_____________________________________________________________

B Issue

The Board of Directors recommends a vote “FOR” the following proposal.

		For	Against	Abstain
2.	Ratification of Ernst & Young LLP as our independent registered public accounting firm.	☐	☐	☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

■	1 U P X	0 0 8 0 2 7 A	+

000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

	C 1234567890	J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Vote Your CME Holdings Inc. Class B-1 (CME) Common Stock	123456	C0123456789	12345

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 26, 2006.

The undersigned hereby appoint(s) Terrence A. Duffy, James E. Oliff and Craig S. Donohue with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 26, 2006, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2006, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS A AND D AND “ABSTAIN” FROM PROPOSALS B AND C LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 26, 2006.

THANK YOU FOR VOTING

+

CME Holdings Inc.	Class B-1 (CME) Common Stock Proxy Card

A	Election of Equity Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1.	Seven will be elected to a two-year term to the Board of Directors.

							For All	Withhold From
							Nominees	All Nominees

	01 -	Dennis H. Chookaszian	04 -	Leo Melamed	07 -	William R. Shepard	☐	☐

	02 -	Martin J. Gepsman	05 -	Alex J. Pollock

	03 -	Elizabeth Harrington	06 -	Myron S. Scholes

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

_____________________________________________________________

B Election of Class B-1 Director

2. May select TWO of the following Class B-1 shareholders to be elected to a two-year term to the Board of Directors.

		For	Abstain
08 -	Bruce F. Johnson	☐	☐

09 -	Howard J. Siegel	☐	☐

C Election of 2007 Class B-1 Nominating Committee

3.	May select up to FIVE of the following Class B-1 shareholders to be elected to a one-year term to the Class B-1 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

			For	Abstain			For	Abstain			For	Abstain

	10 -	Thomas A. Bentley	☐	☐	14 -	John C. Garrity	☐	☐	18 -	William F. Kulp	☐	☐

	11 -	Joseph F. Carava, Jr.	☐	☐	15 -	David G. Hill	☐	☐	19 -	Brian J. Muno	☐	☐

	12 -	Michael J. Downs	☐	☐	16 -	Lonnie Klein	☐	☐

	13 -	Larry S. Fields	☐	☐	17 -	William Klein	☐	☐

D Issue

The Board of Directors recommends a vote “FOR” the following proposal.

		For	Against	Abstain
4.	Ratification of Ernst & Young LLP as our independent public accounting firm.	☐	☐	☐

E Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

■	1 U P X	0 0 8 0 2 7 B1	+

000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

	C 1234567890	J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Vote Your CME Holdings Inc. Class B-2 (IMM) Common Stock	123456	C0123456789	12345

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 26, 2006.

The undersigned hereby appoint(s) Terrence A. Duffy, James E. Oliff and Craig S. Donohue with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 26, 2006, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2006, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS A AND D AND “ABSTAIN” FROM PROPOSALS B AND C LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 26, 2006.

THANK YOU FOR VOTING

+

CME Holdings Inc.	Class B-2 (IMM) Common Stock Proxy Card

A	Election of Equity Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1.	Seven will be elected to a two-year term to the Board of Directors.

							For All	Withhold From
							Nominees	All Nominees

	01 -	Dennis H. Chookaszian	04 -	Leo Melamed	07 -	William R. Shepard	☐	☐
	02 -	Martin J. Gepsman	05 -	Alex J. Pollock
	03 -	Elizabeth Harrington	06 -	Myron S. Scholes

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

_____________________________________________________________

B Election of Class B-2 Director

2.	May select ONE Class B-2 shareholder to be elected to a two-year term to the Board of Directors.

		For	Abstain
08 -	Patrick B. Lynch	☐	☐

C Election of 2007 Class B-2 Nominating Committee

3.	May select up to FIVE of the following Class B-2 shareholders to be elected to a one-year term to the Class B-2 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

			For	Abstain			For	Abstain			For	Abstain

	09 -	Richard J. Appel	☐	☐	13 -	Donald J. Lanphere, Jr.	☐	☐	17 -	Stuart A. Unger	☐	☐

	10 -	Robert A. Bergin	☐	☐	14 -	Mark C. Laudadio	☐	☐	18 -	Barry D. Ward	☐	☐

	11 -	Denis P. Duffey	☐	☐	15 -	Ronald A. Pankau	☐	☐

	12 -	Richard J. Duran	☐	☐	16 -	Geoffrey R. Pierce	☐	☐

D Issue

The Board of Directors recommends a vote “FOR” the following proposal.

		For	Against	Abstain
4.	Ratification of Ernst & Young LLP as our independent public accounting firm.	☐	☐	☐

E Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

■	1 U P X	0 0 8 0 2 7 B2	+

000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

	C 1234567890	J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Vote Your CME Holdings Inc. Class B-3 (IOM) Common Stock	123456	C0123456789	12345

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 26, 2006.

The undersigned hereby appoint(s) Terrence A. Duffy, James E. Oliff and Craig S. Donohue with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 26, 2006, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2006, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS A AND C AND “ABSTAIN” FROM PROPOSAL B LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 26, 2006.

THANK YOU FOR VOTING

+

CME Holdings Inc.	Class B-3 Common Stock (IOM)

A	Election of Equity Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1.	Seven will be elected to a two-year term to the Board of Directors.

							For All	Withhold From
							Nominees	All Nominees

	01 -	Dennis H. Chookaszian	04 -	Leo Melamed	07 -	William R. Shepard	☐	☐

	02 -	Martin J. Gepsman	05 -	Alex J. Pollock

	03 -	Elizabeth Harrington	06 -	Myron S. Scholes

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

_____________________________________________________________

B Election of 2007 Class B-3 Nominating Committee

2.	May select up to FIVE of the following Class B-3 shareholders to be elected to a one-year term to the Class B-3 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

			For	Abstain			For	Abstain			For	Abstain

	08 -	William P. Brannigan	☐	☐	12 -	Christopher P. Gaffney	☐	☐	16 -	Scott M. Wallach	☐	☐

	09 -	J. Kenny Carlin	☐	☐	13 -	Joel P. Glickman	☐	☐	17 -	Douglas A. Young	☐	☐

	10 -	Bryan P. Cooley	☐	☐	14 -	Michael L. Halfman	☐	☐

	11 -	Stephen T. Divito	☐	☐	15 -	Mark O. Hinken	☐	☐

C Issue

The Board of Directors recommends a vote “FOR” the following proposal.

		For	Against	Abstain
3.	Ratification of Ernst & Young LLP as our independent public accounting firm.	☐	☐	☐

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

■	1 U P X	0 0 8 0 2 7 B3	+

000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

	C 1234567890	J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Vote Your CME Holdings Inc. Class B-4 (GEM) Common Stock	123456	C0123456789	12345

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 26, 2006.

The undersigned hereby appoint(s) Terrence A. Duffy, James E. Oliff and Craig S. Donohue and with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 26, 2006, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on March 1, 2006, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 26, 2006.

THANK YOU FOR VOTING

+

CME Holdings Inc.	Class B-4 (GEM) Common Stock Proxy Card

A	Election of Equity Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	Seven will be elected to a two-year term to the Board of Directors.

							For All	Withhold From
							Nominees	All Nominees

	01 -	Dennis H. Chookaszian	04 -	Leo Melamed	07 -	William R. Shepard	☐	☐

	02 -	Martin J. Gepsman	05 -	Alex J. Pollock

	03 -	Elizabeth Harrington	06 -	Myron S. Scholes

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

_____________________________________________________________

B Issue

The Board of Directors recommends a vote “FOR” the following proposal.

		For	Against	Abstain
2.	Ratification of Ernst & Young LLP as our independent registered public accounting firm.	☐	☐	☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

■	1 U P X	0 0 8 0 2 7 B4	+